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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          ACCREDO HEALTH, INCORPORATED
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
                                 Delaware                                                    62-1642871
---------------------------------------------------------------------------    ---------------------------------------
                 (STATE OF INCORPORATION OR ORGANIZATION)                                 (I.R.S. EMPLOYER
                                                                                        IDENTIFICATION NO.)


           1640 Century Center Parkway, Suite 101, Memphis, TN                                  38134
---------------------------------------------------------------------------    ---------------------------------------
                 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                    (ZIP CODE)
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

If this Form relates to the registration of a                If this Form relates to the registration of a
class of securities pursuant to Section 12(b) of             class of securities pursuant to Section 12(g)
the Exchange Act and is effective pursuant to                of the Exchange Act and is effective
General Instruction A.(c), please check the                  pursuant to General Instruction A.(d),
following box.             |_|                               please check the following box.             |X|

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Securities Act registration statement file number to which this form relates:  333-62679

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Securities to be registered pursuant to Section 12(b) or the Act:

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                 Title of Each Class                                     Name of Each Exchange on Which
                 TO BE SO REGISTERED                                     EACH CLASS IS TO BE REGISTERED

                        None                                                          None
------------------------------------------------------     -----------------------------------------------------------

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Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $0.01 per share
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                                (TITLE OF CLASS)

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ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

          The description of the Common Stock of the Registrant registered hereby is incorporated by reference to the description of the Registrant's capital stock set forth under the heading "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement (Sec File No. 333-62679), as filed with the Securities and Exchange Commission on September 1, 1998, as amended. Such description will be included in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, which prospectus shall be deemed to be incorporated by reference into this Registration Statement.

ITEM 2.           EXHIBITS.

         The exhibits included as part of this Registration Statement are as follows:

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             EXHIBIT NUMBER                                          DESCRIPTION

                   1                      Amended  and  Restated   Certificate  of   Incorporation  of  the
                                          Registrant  (incorporated  by  reference  to  Exhibit  3.1 of the
                                          Registrant's  Registration  Statement  on Form S-1,  SEC File No.
                                          333-62679)

                   2                      Amended and Restated  Bylaws of the Registrant  (incorporated  by
                                          reference  to  Exhibit  3.2  of  the  Registrant's   Registration
                                          Statement on Form S-1, SEC File No. 333-62679)

                   3                      Specimen   stock   certificate   for  the  Common  Stock  of  the
                                          Registrant  (incorporated  by  reference  to  Exhibit  4.1 of the
                                          Registrant's  Registration  Statement  on Form S-1,  SEC File No.
                                          333-62679)


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


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrants has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                           ACCREDO HEALTH INCORPORATED



Date: April 13, 1999                       By:/s/Davis D. Stevens
      --------------                          -----------------------
                                              Chief Executive Officer